Report Name - 10F-3

Fund - Smith Barney Small Cap Growth Opportunities Fund

                                Period : 11/01/05 through 04/30/06


                                    ID : 704
                           Issuer Name : IHS Inc
                            Trade Date : 11/10/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 10,000.00
                        Purchase Price : 16.00
                    % Received by Fund : 0.069%
                        % of Issue (1) : 1.412%
        Other Participant Accounts (2) :         195,000.00
                      Issue Amount (2) :      14,520,000.00
          Total Received All Funds (2) :         205,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : IHS Inc
                            Trade Date : 11/10/05
                 Joint/Lead Manager(s) : Citigroup
                                         Goldman Sachs & Co
                                         Morgan Stanley
                         Co-Manager(s) : Keybanc Capital Markets
                                         Piper Jaffray & Co
                                         UBS
                         Selling Group : N/A


                                    ID : 706
                           Issuer Name : IHS Inc
                            Trade Date : 11/10/05
                        Selling Dealer : McDonald & Co
                Total Shares Purchased : 300.00
                        Purchase Price : 16.00
                    % Received by Fund : 0.002%
                        % of Issue (1) : 1.412%
        Other Participant Accounts (2) :         204,700.00
                      Issue Amount (2) :      14,520,000.00
          Total Received All Funds (2) :         205,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : IHS Inc
                            Trade Date : 11/10/05
                 Joint/Lead Manager(s) : Citigroup
                                         Goldman Sachs & Co
                                         Morgan Stanley
                         Co-Manager(s) : Keybanc Capital Markets
                                         Piper Jaffray & Co
                                         UBS
                         Selling Group : N/A